UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 8, 2025

ZEO SCIENTIFIX, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55008	47-4180540
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3321 College Avenue, Suite 246 Davie, Florida	33314
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 963-7881

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As used in this Current Report on Form 8-K (this “Report”), and unless otherwise indicated, the terms “the Company,” “ZEO,” “we,” “us” and “our” refer to Zeo ScientifiX, Inc.

Item 3.02	Unregistered Sales of Equity Securities.

On May 8, 2025, we issued 100,000 shares of our common stock and warrants to purchase an additional 500,000 shares of our common stock (the “Warrants”) to a non-affiliated consultant (the “Consultant”). The Warrants vest in five equal tranches of 100,000 shares, at various exercise prices ranging between $3.50 - $10.00 per share, and are exercisable on the terms provided in the consulting agreement entered into between the Company and the Consultant. Once vested, the Warrants are exercisable for a period of ninety (90) days from the date they become exercisable.

The Company issued the foregoing securities pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), afforded by Section 4(a)(2) thereof.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 8, 2025, the Company awarded the following options to purchase shares of our common stock (“Options”) under our 2021 Incentive Stock Plan (the “2021 Plan”):

(a) The Company awarded Options under the 2021 Plan for 55,000 shares of common stock, to each of Ian Bothwell, our Interim Chief Executive Officer and Chief Financial Officer and a member of the board of directors, and George Shapiro, our Chief Medical Officer and a member of the board of directors. The Options are fully vested as of the award date and are exercisable for a period of five (5) years from the award date at an exercise price of $2.86 per share.

(b) The Company awarded Options under the 2021 Plan for 5,000 shares of common stock to each of Chuck Bretz, Jerry Glauser, Leathem Stearn and Gurvinder Pal Singh, our non-executive directors. The Options are fully vested as of the award date and are exercisable for a period of five (5) years from the award date at an exercise price of $2.86 per share.

(c) The Company awarded Options under the 2021 Plan for 5,000 shares of common stock to each of Chuck Bretz, Jerry Glauser, Leathem Stearn and Gurvinder Pal Singh. The Options vest as to 2,000 shares as of the grant date and as to the remaining balance of 3,000 shares on September 23, 2025, and are exercisable for a period of five (5) years from the award date at an exercise price of $2.86 per share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2025	ZEO SCIENTIFIX, INC.

	By:	/s/ Ian T. Bothwell
Ian T. Bothwell Interim Chief Executive Officer and Chief Financial Officer

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